Per Share Amounts	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Per Share Amounts

21. PER SHARE AMOUNTS

The weighted-average number of common shares outstanding (basic and diluted) for the year ended December 31, 2019 was 72,513,657 (2018 - basic 72,205,369; and diluted 72,631,320). These outstanding share amounts were used to calculate net earnings (loss) per share in the respective periods.

In determining diluted net earnings (loss) per share, the Company assumes that the proceeds received from the exercise of “in-the-money” stock options are used to repurchase common shares at the average market price. In calculating the weighted-average number of diluted common shares outstanding for the year ended December 31, 2019, the Company excluded 4,480,935 stock options (2018 – 1,640,000) as their exercise price was greater than the average common share market price in the year.